UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2025

RF ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41332	61-1991323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset, #05-06

Singapore 238164

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +65 6904 0766

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one redeemable warrant, and one right to receive one-tenth of one share of Class A Common Stock	RFACU	The Nasdaq Stock Market LLC

Share of Class A Common Stock, par value $0.0001 per share	RFAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	RFACW	The Nasdaq Stock Market LLC

Rights, each right receives one-tenth of one share of Class A Common Stock	RFACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Nasdaq Hearings Panel Decision

As previously disclosed on the Form 8-K filed on November 4, 2024 with the Securities and Exchange Commission, RF Acquisition Corp., a Delaware corporation (the “Company”), received written notice from the listing qualifications department of The Nasdaq Stock Market LLC (“Nasdaq”) on October 30, 2024, stating that the Company had not regained compliance with Nasdaq Listing Rule 5450(a)(2) within the 180 calendar day compliance period. Subsequently, the Company appealed this determination and requested a hearing to the Nasdaq Hearings Panel (the “Panel”). On November 6, 2024, Nasdaq granted the Company a hearing on December 19, 2024 with the Panel.

At the hearing on December 19, 2024, the Company presented its compliance plan to the Panel, detailing that the Company plans to cure its listing deficiency by completing a business combination with GCL Global Holdings Ltd. Subsequently, on January 21, 2025, the Company received a written notice from Nasdaq stating that, based on the information presented at the hearing, the Panel has determined to grant the Company’s request for continued listing on Nasdaq, subject to the Company demonstrating compliance with Listing Rule 5405 on or before March 23, 2025.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 23, 2025, the Company held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) as described in (i) the agreement and plan of merger, dated as of October 18, 2023 (as amended on December 1, 2023 by the First Amendment to Merger Agreement, December 15, 2023 by the Second Amendment to Merger Agreement, January 31, 2024 by the Third Amendment to Merger Agreement, and September 30, 2024 by the Fourth Amendment to Merger Agreement, and as may be further amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, GCL Global Holdings Ltd, a Cayman Islands exempted company limited by shares (“PubCo”), Grand Centrex Limited, a British Virgin Islands business company, GCL Global Limited, a Cayman Islands exempted company limited by shares, and, for the limited purposes set forth therein, RF Dynamic LLC, a Delaware limited liability company, and (ii) the Company’s final proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 31, 2024 (the “Definitive Proxy Statement/Prospectus”) and mailed on or about December 31, 2024 to the stockholders of record.

Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting and the final voting results are indicated below. Each Proposal voted on at the Special Meeting is described in detail in the Definitive Proxy Statement/Prospectus.

As of the close of business on December 23, 2024, the record date for the Special Meeting, there were approximately 4,649,349 shares of RFAC Common Stock issued and outstanding and entitled to vote at the Special Meeting.

A total of 3,877,603 shares, representing approximately 83.40% of the shares entitled to vote, was present in person or by proxy, at the Special Meeting, constituting a quorum. Capitalized terms used herein that are not otherwise defined have the meaning set forth in the Definitive Proxy Statement/Prospectus.

Proposal No. 1 – Business Combination Proposal

To (a) approve the transactions contemplated under the Merger Agreement and (b) to adopt and approve the Business Combination and any other transactions contemplated in the Merger Agreement. The Business Combination Proposal was approved and received the following votes:

For	Against	Abstain
3,874,618	2,985	0

Proposal No. 2 – The Advisory Governance Proposals

To consider and vote upon four separate proposals to approve, on a non-binding advisory basis, certain governance provisions in the amended and restated memorandum and articles of association of PubCo (the “PubCo Charter”) upon completion of the Business Combination, specifically:

a.	To consider and vote for the governance provision in the PubCo Charter providing authorized capital share of PubCo to be US $50,000 divided into 500,000,000 shares, par value $0.0001 per share, the votes were as follows:

For	Against	Abstain
3,874,618	2,985	0

b.	To consider and vote for the governance provision in the PubCo Charter providing for PubCo to have only one class of ordinary shares, the votes were as follows:

For	Against	Abstain
3,874,618	2,985	0

c.	To consider and vote for the governance provision in the PubCo Charter removing any blank check company provisions, the votes were as follows:

For	Against	Abstain
3,874,618	2,985	0

d.	To consider and vote for the governance provision in the PubCo Charter permitting (a) any director to be removed, with or without cause, by an ordinary resolution, and (b) directors to also be removed by notice in writing signed by not less than three-fourths of all the directors in number and to cease to hold office in any other manner provided for in the PubCo Charter, the votes were as follows:

For	Against	Abstain
3,874,618	2,985	0

Proposal No. 3 – The Nasdaq Proposal

To consider and vote upon a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of PubCo ordinary shares in connection with the Business Combination. The Nasdaq Proposal was approved and received the following votes:

For	Against	Abstain
3,874,618	2,985	0

Proposal No. 4 -The Incentive Plan Proposal

To consider and vote upon a proposal to approve the PubCo Equity Incentive Plan, a copy of which is attached to the Definitive Proxy Statement/Prospectus as Annex C. The Incentive Plan Proposal was approved and received the following votes:

For	Against	Abstain
3,873,518	4,085	0

Proposal No. 5 – The Adjournment Proposal

To consider and approve, if presented, a proposal to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals. The Adjournment Proposal was approved and received the following votes:

For	Against	Abstain
3,874,618	2,985	0

Item 7.01. Regulation FD Disclosure.

On January 23, 2025, the Company published a press release announcing the approval of the Business Combination Proposal by the Company’s stockholders at the Special Meeting. A copy of the press release is included herewith as Exhibit 99.2 and the information in the press release is incorporated by reference into this Item 7.01.

Item 8.01 Other Events

On January 21, 2025, the deadline to elect to redeem shares of the Company’s Class A common stock in connection with the Special Meeting, stockholders holding 1,522,973 shares of the Company’s Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account, which left the Company with 3,126,376 shares of Class A common stock outstanding after redemptions, of which 51,396 shares of Class A common stock were held by public stockholders.

Forward Looking Statements

This Current Report on Form 8-K (the “Current Report”) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, that there can be no assurance that the Company will regain compliance with Nasdaq Listing Rule 5450(a)(2) in the future, or otherwise meet Nasdaq compliance standards, or that Nasdaq will grant the Company any relief from delisting as necessary or that the Company can ultimately meet applicable Nasdaq requirements for any such relief. The forward-looking statements contained in this Current Report speak only as of the date of this Current Report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events, or circumstances after the date of this report, unless required by law.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
99.1	Hearings Panel Decision, dated January 21, 2025.
99.2	Press Release, dated January 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Acquisition Corp.

By:	/s/ Tse Meng Ng
Name:	Tse Meng Ng
Title:	Chief Executive Officer

Date: January 23, 2025